June 26, 2002
                               MARKETOCRACY FUNDS
                                  Supplement to
                        Prospectus Dated October 15, 2001
                       (as supplemented December 19, 2001)
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                          The Medical Specialists Fund
                            The Technology Plus Fund
                             The Masters 100SM Fund

Pages 16 and 17 of Prospectus

The Masters 100SM Fund anticipates that its portfolio turnover rate may surpass 200% this year. As a result, the following risks apply to the Fund.


Portfolio Turnover Risks: The Fund's portfolio manager may engage in active trading of the Fund's portfolio securities to achieve its investment goals. This practice could result in the Fund experiencing a high turnover rate (100% or more). High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund's performance.




               Please retain this Supplement with the Prospectus.
             The date of this Prospectus Supplement is June 26, 2002